UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 11, 2019

PIONEER ENERGY SERVICES CORP.
(Exact name of registrant as specified in its charter)

Texas	1-8182	74-2088619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1250 N.E. Loop 410, Suite 1000 San Antonio, Texas	78209
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (855) 884-0575
_________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
❑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
❑ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	PES	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ❑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ❑
_________________________________________

Item 3.01     Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On June 11, 2019, Pioneer Energy Services Corp. (the “Company”) received written notification from the New York Stock Exchange (“NYSE”) that the average closing price of the Company’s common stock had fallen below $1.00 per share over a period of 30 consecutive trading days, which is the minimum average closing share price required to maintain listing on the NYSE under Section 802.01C of the NYSE Listed Company Manual.
As required by the NYSE, the Company intends to notify the NYSE by June 25, 2019 of its intent to cure the deficiency and to return to compliance with the NYSE continued listing requirement. The Company has six months following receipt of the notification to regain compliance with the minimum share price requirement. The Company can regain compliance at any time during the six-month cure period if the Company’s common stock has a closing share price of at least $1.00 on the last trading day of any calendar month during the six-month period and also has an average closing share price of at least $1.00 over the 30-trading day period ending on the last trading day of that month.
The notice has no immediate impact on the listing of the Company’s common stock, which will continue to be listed and traded on the NYSE during this period, subject to the Company’s compliance with other listing standards. The Company's common stock is permitted to continue to trade on the NYSE under the symbol “PES,” but will have an added designation of “.BC” to indicate the status of the common stock as “below compliance.”
If the Company's common stock ultimately were to be delisted for any reason, it could negatively impact the Company as it would likely reduce the liquidity and market price of its common stock; reduce the number of investors willing to hold or acquire its common stock; and negatively impact the Company's ability to access equity markets and obtain financing.
Item 7.01     Regulation FD Disclosure.
On June 12, 2019, the Company issued a press release announcing that it had received the notice of noncompliance with the NYSE continued listing standard. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.
Item 9.01     Financial Statements and Exhibits.

(d)    Exhibits

99.1     Press release issued by Pioneer Energy Services Corp. on June 12, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER ENERGY SERVICES CORP.

By:	/s/ Lorne E. Phillips
Lorne E. Phillips
Executive Vice President and Chief Financial Officer

Date: June 12, 2019

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
99.1	Press release issued by Pioneer Energy Services Corp. on June 12, 2019.